UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 17, 2000

                   Professional Wrestling Alliance Corporation
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

           33-24108D                                    87-045382
           ---------                                    ---------
    (Commission File Number)                (IRS Employer Identification Number)


                             Rick Bailey, President
                            500 East Cheyenne Avenue
                          North Las Vagas, Nevada 89030
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)


                         268 West 400 South, Suite #300
                           Salt Lake City, Utah 84101
             (Former name or address, if changed since last report)





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ITEM 1.           Changes in Control of Registrant.

Pursuant to a Majority Shareholder Consent to Action Without a Meeting of Professional Wrestling Alliance Corporation dated August 8, 2000,the Company's Majority Shareholder voted to remove and replace the Company's Board of Directors and executive officers as set forth below:

Former Board of Directors                       Replacement Board of Directors:
-------------------------                       ------------------------------
& Executive Officers:                           & Executive Officers:
--------------------                            --------------------

Barry Vichnick - President/CEO & Director       BonnieJean C. Tippetts Director/
                                                 President/Secretary & Treasurer
Vaughn Nelson - Secretary and Treasurer
Allen Nelson     - Director                     Gisela Tippetts - Director
Gary Anderson  - Director                       David Michael Wolfson -Director
Alan Walker     - Director

The Majority Shareholder took action on August 8, 2000, to replace the Company's Board of Directors and executive officers for two reasons: (1) they resigned, pursuant to an Agreement dated July 27, 2000, and (2) they were unable to achieve the Company's business plans and objectives, namely, producing female wrestling events combined with rock and roll performances for live television and pay-per-view audiences. (See Item 2.)


ITEM 2:           ACQUISITION OR DISPOSITION OF ASSETS

On July 27, 2000, the Board of Directors of the corporation entered into an agreement wherein the corporation agreed to transfer all of its shares in its Nevada Subsidiary, The Professional Wrestling Alliance, Inc, to Barry Vichnick and Allen Nelson, two of the four members of the corporation's Board of Directors, in exchange for the cancellation of 23,500,000 shares of the corporation's stock. (copy attached hereto as Exhibit "A"). The transaction was approved pursuant to Section 271 of the Delaware Corporations Law by the Board of Directors and by shareholders holding a majority of the issued and outstanding shares of the corporation. The result of the transaction is that Mr. Vichnick and Mr. Nelson returned all of their shares in the corporation for cancellation in exchange for the return to them of the Nevada corporation, which had been owned by them prior to its acquisition by the corporation.

The Board of Directors and majority shareholders who approved the transaction did so, in part, because of the inability of the Company's management to achieve the Company's business plans and objectives, namely, producing of female wrestling events combined with rock and roll performances for live television and pay-per-view audiences.

Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson agreed to resign their positions as officers and directors of the Company; to separate their interests in the Nevada Subsidiary from those of the Company; and obtained a release of all claims which the Company, its stockholders or Hudson or any other individuals may ever assert against Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson or the Nevada Subsidiary. They also gave the Company and Hudson a release of all claims which Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson or the Nevada Subsidiary may ever assert against them. All these actions were taken with the intent of allowing Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson and the Nevada Subsidiary to continue to pursue their business plans without further interference, control or financial remuneration by and to the Company and any other shareholders.

Additionally, the Nevada Subsidiary agreed to separate itself and its business operations and financial interests from the Company; and obtained a release of all claims which the Company or Hudson may ever assert against the Nevada Subsidiary. The Nevada Subsidiary also gave the Company and Hudson a release of all claims which the Nevada Subsidiary may ever assert against them; all with the intent of allowing the Nevada Subsidiary to continue to pursue its business plans (including but not limited to the "Rock and Wrestling" business plans) without further interference, control or financial remuneration by and to the Company and its shareholders.

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Reciprocally,  the Company agreed to separate itself and its business operations and financial interests from the Nevada Subsidiary; and obtained a release of all claims which the Nevada Subsidiary or Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson may ever assert against it. The Company also gave the Nevada Subsidiary and Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson a release of all claims which it may ever assert against them; all with the intent of finding a different business or assets to acquire which will increase the value to its shareholders.

Additionally, Hudson agreed to have the Company separate itself and its business operations and financial interests from the Nevada Subsidiary; and obtained a release of all claims which the Nevada Subsidiary or Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson may ever assert against Hudson; and gave the Nevada Subsidiary and Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson a release of all claims which Hudson may ever assert against them; all with the intent of increasing the value of its share holdings in the Company, and with the further intent that there shall never be financial expectations by Hudson, the Company, or its shareholders from any "Rock and Wrestling" events and that Hudson and the Company shall never use the name Rock & Wrestling to assist and increase their profits or share prices.

In summary, the Agreement provided for the resignation of the Company's old Board of Directors and for the Company to separate itself from its wholly owned subsidiary, the Nevada Corporation, by separating its business and financial interests from the Nevada Subsidiary. For more information regarding the terms of the Agreement, please see "Exhibit A" of this report on Form 8-K.

Following the approval of the majority of the corporation's shareholders, the agreement was consummated and 23,500,000 shares of the corporations shares were returned to the corporation and cancelled. The corporation delivered to Mr. Vichnick and Mr. Nelson the shares of the Nevada Subsidiary which had been owned by the corporation. As a result of the cancellation of the Vichnick and Nelson shares, the corporation had 47,106,832 shares issued and outstanding.


ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are included:

         a) Separation Agreement And Mutual Release dated July 27, 2000, by and between Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker, Vaughn Nelson, Professional Wrestling Alliance, Inc., Professional Wrestling Alliance Corporation, and Hudson Consulting Group, Inc. ("Exhibit A"), attached hereto and included by reference.

         b)  Majority  Shareholder  Consent  to  Action  Without  a  Meeting  of
         Professional Wrestling Alliance Corporation dated August 8, 2000 ("Exhibit B"), attached hereto and included by reference, removing and replacing Professional Wrestling Alliance Corporation's Board of Directors and executive officers.






         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Dated: October 17, 2000


                                   Professional Wrestling Alliance Corporation,
                                   A Delaware Corporation

                                   By: /s/ Rick Bailey
                                       -----------------------------------------
                                   Name: Rick Bailey
                                   Title: President


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